Dividend Restrictions	12 Months Ended
Dec. 31, 2018
Cash Distribution
Dividend Restrictions

13. Dividend Restrictions

U.S.

PSIC must receive the approval of the Oregon and California insurance commissioners prior to paying certain dividends. The maximum dividend or distribution amount that may be declared and paid by PSIC to its shareholder without prior approval is subject to restrictions relating to policyholder surplus and net income. A dividend or distribution that requires approval is any dividend or distribution, together with all other dividends or distributions paid in the preceding 12 months that exceeds the greater of (i) 10% of the combined statutory capital and surplus of the insurer as of the 31st day of December of the preceding year or (ii) statutory net income (excluding realized investment gains or losses) for the 12‑month period ending the 31st day of December preceding year. In addition, the Company may only declare a dividend from earned surplus, which does not include surplus arising from unrealized capital gains or revaluation of assets. The Company may declare a dividend from other than earned surplus with prior approval from the Commissioner.

The maximum dividend or distribution which may be made in 2019 without the prior approval of the Oregon and California Insurance Commissioners is $5.0 million, which represents PSIC’s cumulative earned surplus at December 31, 2018. Any dividend or distribution in excess of $5.0 million made by the Company in 2019 will require the prior approval of the Oregon and California Insurance Commissioners.

Bermuda

Bermuda regulations limit the amount of dividends and return of capital paid by a regulated entity. A Class 3A insurer is prohibited from declaring or paying a dividend if it is in breach of its minimum solvency margin, its enhanced capital requirement, or its minimum liquidity ratio, or if the declaration or payment of such dividend would cause such a breach, or if there are reasonable grounds for believing there has been such a breach. Pursuant to Bermuda regulations, the maximum amount of dividends and return of capital available to be paid by a reinsurer is determined pursuant to a formula. Under this formula, the maximum amount of dividends and return of capital available to the Company from PSRE during 2019 is calculated to be approximately $2.9 million. However, this dividend amount is subject to annual enhanced solvency requirement calculations. During 2018, the Company received $13.7 million in dividends from its PSRE subsidiary, which were approved by the Bermuda Monetary Authority.